UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 1, 2003
                                                           -------------




 Commission        Registrant, State of Incorporation,      I.R.S. Employer
 File Number          Address and Telephone Number        Identification Number
---------------    -----------------------------------   ----------------------

   1-7297               Nicor Inc.                            36-2855175
                        (An Illinois Corporation)
                        1844 Ferry Road
                        Naperville, Illinois 60563-9600
                        (630) 305-9500










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Item 7.       Financial Statements and Exhibits
------        ---------------------------------

The following is filed as an exhibit to this report.

Exhibit
Number     Description
-------    ------------

99.1       Press release of Nicor Inc. issued May 1, 2003.

Item 9.    Regulation FD Disclosure
------

Nicor Inc.'s press release issued May 1, 2003 is attached as an exhibit and is incorporated herein by reference.

Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         Nicor Inc.


Date      May 1, 2003                    /s/ KATHLEEN L. HALLORAN
      ---------------                    -------------------------------------
                                         Kathleen L. Halloran
                                         Executive Vice President
                                         Finance and Administration







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Exhibit Index

 Exhibit
 Number       Description of Document
---------     ------------------------------------------------------------------

 99.1         Press release of Nicor Inc. issued May 1, 2003.